  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2014

Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-54377

MD	26-3335705
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Griffin Capital Plaza, 1520 Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the 2014 Annual Meeting of Stockholders of Griffin Capital Essential Asset REIT, Inc. (the “Registrant”) held on June 12, 2014 (the “2014 Annual Meeting”), the following directors were each elected to serve as a director until the 2015 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

Director	Votes For	Votes Withheld
Kevin A. Shields	49,181,311	1,705,736
Gregory M. Cazel	49,098,878	1,788,169
Timothy J. Rohner	49,119,795	1,767,252
At the 2014 Annual Meeting, the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2014 was ratified by the following vote:

	Votes For	Votes Against	Votes Abstained
Ratification of Appointment of Ernst & Young LLP	49,188,795	303,844	1,464,407

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT, Inc.

Date: June 18, 2014	By:	/s/ Joseph E. Miller
Joseph E. Miller
Chief Financial Officer and Treasurer